UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 26, 2016
Date of Report (date of earliest event reported)

ASCENA RETAIL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-11736	30-0641353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

933 MacArthur Boulevard
Mahwah, New Jersey 07430
(Address of principal executive offices, including zip code)

(551) 777-6700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01 Other Events.

Historically, ascena retail group, inc. (the “Company”) organized its businesses into six reportable segments following a brand-focused approach: ANN, Justice, Lane Bryant, maurices, dressbarn and Catherines.

In October 2016, as previously announced in its Current Report on Form 8-K filed October 7, 2016, the Company initiated a restructuring plan with the objective of delivering sustainable long-term growth and shareholder value (the "Change for Growth" program). The Change for Growth program is expected to (i) refine the operating model to increase its focus on key customer segments, (ii) improve the time-to-market, (iii) reduce working capital and (iv) enhance the ability to serve the customers on any purchasing platform, all while better leveraging the Company's shared service platform. As part of refining the operating model, the Company shifted from a brand-based focus to a customer-based focus in order to reduce organizational overlap and maximize operational efficiencies. In doing so, the Company eliminated a number of executive positions during the first quarter of Fiscal 2017.

As a result of the Change for Growth program, effective with the beginning of its current fiscal year ending July 29, 2017, the Company reorganized its businesses into four operating segments to reflect the new customer-based operating model: Premium Fashion, Value Fashion, Plus Fashion and Kids Fashion. Each segment is led by a segment manager who is directly accountable for that segment's financial performance and maintains regular contact with the Company's chief operating decision maker (the "CODM") to review the operating activities, financial results, forecasts and business plans of the segment. Accordingly, the Company's CODM evaluates performance and allocates resources at the segment level.

This Current Report on Form 8-K is being provided to recast historically reported segment information for the fiscal years ended July 30, 2016 (“Fiscal 2016”) and July 25, 2015 (“Fiscal 2015”), in order to enhance the comparability of the Company’s segment operating performance. This data was derived from the previously filed quarterly reports on Form 10-Q and annual reports on Form 10-K in respect of Fiscal 2016 and Fiscal 2015.There have been no changes in total net sales, total operating income, total depreciation and amortization, total inventories or total long-lived tangible asset impairments in any period. This recast segment information is included herein as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Recast segment information for Fiscal 2016 and Fiscal 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASCENA RETAIL GROUP, INC.
(Registrant)

Date: October 26, 2016

By:	/s/ Ernest LaPorte
Name: Ernest LaPorte
Title: Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)